UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2016 (March 14, 2016)

CNH Industrial Capital LLC

(Exact name of registrant as specified in its charter)

Delaware	000-55510	39-1937630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5729 Washington Avenue Racine, Wisconsin		53406 (Zip Code)
(Address of principal executive offices)

(262) 636-6011

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 14, 2016, CNH Industrial N.V. announced that its wholly owned subsidiary, CNH Industrial Capital LLC (“CNH Industrial Capital”), priced $500 million aggregate principal amount of 4.875% notes due 2021. The notes will mature on April 1, 2021. Interest on the notes will be paid on April 1 and October 1 of each year, commencing on October 1, 2016. The notes will be guaranteed by CNH Industrial Capital America LLC and New Holland Credit Company, LLC, each a wholly owned subsidiary of CNH Industrial Capital. The net proceeds of the offering are intended to be added to CNH Industrial Capital’s general funds and used for working capital and other general corporate purposes, including, among other things, the purchase of receivables or other assets in the ordinary course of business. The net proceeds may also be applied to repay CNH Industrial Capital’s indebtedness as it becomes due.

The notes and the related guarantees are being offered and sold under a registration statement on Form F-3ASR (Registration Nos. 333-206891-01, 333-206891-02, 333-206891-03), filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2015. CNH Industrial Capital and the guarantors have also filed with the SEC a prospectus supplement, dated March 14, 2016, together with the accompanying prospectus, dated September 11, 2015, in connection with the offering of the notes and the related guarantees.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K, including Exhibit 99.1, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These forward-looking statements may include terminology such as “may,” “will,” “expect,” “could,” “should,” “intend,” “estimate,” “anticipate,” “believe,” “outlook,” “continue,” “remain,” “on track,” “design,” “target,” “objective,” “goal,” or similar terminology. The forward-looking statements involve risks and uncertainties that could cause actual results to differ (possibly materially) from such forward-looking statements, including the risks and uncertainties discussed in our recent filings with the SEC. We can give no assurance that the expectations reflected in such forward-looking statements will prove to be correct. We undertake no obligation to update or revise publicly any forward-looking statements.

See Press Release, dated March 14, 2016, “Pricing of CNH Industrial Capital LLC $500 million notes” attached hereto as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release “Pricing of CNH Industrial Capital LLC $500 million notes” dated March 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH INDUSTRIAL CAPITAL LLC

Date: March 15, 2016	By:	/s/ Brett D. Davis
Brett D. Davis
President

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release “Pricing of CNH Industrial Capital LLC $500 million notes” dated March 14, 2016.